


PRO FORMA CONSOLIDATED BALANCE SHEET

(UNAUDITED)

The following  unaudited pro forma  consolidated  balance sheet has been derived from the balance  sheets of the  combining  entities at  September  30, 1999 and adjusts such  information  to give effect to the business  combination as had it occurred at September  30, 1999.  The pro forma  balance  sheet is presented for informational  purposes  only and  does  not  purport  to be  indicative  of the
financial   condition   that  actually  would  have  resulted  if  the  business
combination  had been  consummated  at September 30, 1999. The pro forma balance sheet  should be read in  conjunction  with the notes  thereto and the  entities financial  statements and related notes thereto contained elsewhere in this form
8-K.

                                                             September 30, 1999
                                   -----------------------------------------------------------------------
                                                        Actual
                                       Actual         Universal       Pro Forma
                                    Net-Tronics         Media        Adjustments              Pro Forma
                                   ---------------  --------------- ---------------         --------------

ASSETS

CURRENT ASSETS
    Cash and cash equivalents       $      --         $     1,012    $   100,000  (a)       $     1,012
                                                                        (100,000) (b)
    Investment in subsidiary                                             100,000  (b)
                                                                              25  (b)
                                                                        (100,025) (c)
    Other current assets                    223              --             --                      223
                                   ---------------  --------------- ---------------         --------------
       Total current assets                 223             1,012           --                    1,235

GOODWILL                                   --                --           99,802                 99,802
                                   ---------------  --------------- ---------------         --------------

                                    $       223       $     1,012    $    99,802            $   101,037
                                   ===============  =============== ===============         ==============

LIABILITIES AND
    STOCKHOLDERS'
    EQUITY

CURRENT LIABILITIES
    Notes payable - stockholders    $      --         $      --      $   100,000            $   100,000
    Accounts payable and
       accrued expenses                    --             348,645           --                  348,645
    Accrued payroll taxes                  --              19,465           --                   19,465
                                  ---------------  --------------- ---------------         --------------
       Total current liabilities           --             368,110        100,000                468,110

STOCKHOLDERS' EQUITY
    Preferred stock                        --                --             --                     --
    Common stock                              1            12,059             25  (b)            12,084
                                                                              (1) (c)
    Additional paid-in capital              999         2,007,679           (999) (c)         2,007,679
    Retained earnings                      (777)       (2,386,836)           777  (c)        (2,386,836)
                                  ---------------  --------------- ---------------         --------------

       Total stockholder's equity           223          (367,098)          (198)              (367,073)
                                  ---------------  --------------- ---------------         --------------
                                    $       223       $     1,012    $    99,802            $   101,037
                                  ===============  =============== ===============         ==============




PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

The following unaudited pro forma statement of operations have been derived from the statement of operations of the combining entities for the fiscal year ended
September 30, 1999 and adjusts such information to give effect to the business combination as had it occurred at October 1, 1998. The financial information for Net-Tronics was derived from its year ended December 31, 1998 (audited) which management believes is representation of its operations for the year ended
September 30, 1999. The pro forma statements of operation are presented for informational purposes only and does not purport to be indicative of the results of operation that actually would have resulted if the business combination had been consummated at October 1, 1998. The pro forma balance sheet should be read in conjunction with the entities financial statements and related notes thereto contained elsewhere in the Form 8-K.

                                                        Year ended September 30, 1999
                                    ----------------------------------------------------------------------
                                                        Actual
                                        Actual         Universal       Pro Forma
                                     Net-Tronics         Media        Adjustments            Pro Forma
                                    ---------------  --------------  ---------------       ---------------

REVENUES EARNED                      $       --      $    241,207    $       --            $    241,207

COST OF REVENUES EARNED                      --           337,680            --                 337,680
                                    ---------------  --------------  ---------------       ---------------

       GROSS PROFIT (LOSS)                   --           (96,473)           --                 (96,473)

GENERAL AND
    ADMINISTRATIVE EXPENSES                    50         211,103          (6,653) (a)          217,806
                                    ---------------  --------------  ---------------       ---------------

       OPERATING LOSS                         (50)       (307,576)          6,653              (314,279)

OTHER EXPENSES                               --            16,398            --                  16,398
                                    ---------------  --------------  ---------------       ---------------
       LOSS BEFORE PROVISION
          FOR INCOME TAXES                    (50)       (323,974)          6,653              (330,677)


INCOME TAX EXPENSE                           --              --              --                    --
                                    ---------------  --------------  ---------------       ---------------

       NET LOSS                      $        (50)   $   (323,974)   $      6,653          $   (330,677)
                                    ===============  ==============  ===============       ===============

EARNINGS PER SHARE
    Basic and fully diluted                   nil           (0.03)            nil                 (0.03)
                                    ===============  ==============  ===============       ===============
WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES
    OUTSTANDING

    Basic and fully diluted               100,000      12,059,356         250,000            12,309,356
                                    ===============  ==============  ===============       ===============


NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(a) To record amortization of goodwill on the straight-line method over its estimated useful life of 15 years.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a)  Advance by stockholders to Universal Media Holdings, Inc.

(b) Purchase of 100 percent of the outstanding stock of Net-Tronics by Universal Media Holdings, Inc. for following consideration:

Cash                                                        $ 100,000
250,000 shares of stock of
    Universal Media Holdings, Inc.                                 25
                                                            ---------
                                                            $ 100,025
                                                            =========

(c) To eliminate investment of Universal Media Holdings, Inc., its wholly owned subsidiary, stockholders' equity of Net-Tronics Communication Corporation and recognize goodwill of $99,802.